INCOME TAXES (Details 2) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Reconciliation between total income tax expense and the amount computed by applying the PRC EIT statutory rate to income before income taxes
PRC EIT statutory rate (as a percent)	25.00%	25.00%	25.00%
Expected income tax expenses at PRC EIT statutory rate of 25%	$ (1,498)	$ 5,594	$ 656
Effect of preferential tax rate and tax holiday	1,285	(601)	745
Effect on tax rates in different tax jurisdictions	1,595	6	(228)
Tax effect of expenses that are not deductible in determining taxable profit	564	806	226
Changes in valuation allowance	2,186	1,677	(523)
Total income tax expenses	4,132	7,482	876
Tax holidays
Decrease (increase) in income tax expense	$ (1,285)	$ 601	$ (745)
Increase (reduction) in net income per share-basic (in dollars per share)	$ 0.01	$ 0.00	$ 0.01
Increase( reduction) in net income per share-diluted (in dollars per share)	$ 0.01	$ 0.00	$ 0.01